FOURTH QUARTER 2022 EARNINGS CALL February 23, 2023 EARNINGS CALL PRESENTATION Q1 2023

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, the uncertain financial impact of the COVID-19 pandemic, uncertainties regarding the ultimate impact of a customer's pending bankruptcy proceeding on our existing leases with Regal theatre tenants, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 74 Properties; 8 Operators Occupancy at 100% *See Annual Report on Form 10-K for definition and calculation of this non-GAAP measure Experiential Portfolio 289 Properties; 49 Operators Occupancy at 98% $6.2B (92%) Total Investments* Total Portfolio Snapshot ~$6.7B Total Investments* 363 Properties Occupancy at 98% Q1 Investment Spending $66.5M

6 PORTFOLIO COVERAGE *BoxOfficeMojo TTM December 2022 YE 2019 Theatre Coverage 1.3x 1.7x Box Office* $7.4B $11.4B Non-Theatre Coverage 2.7x 2.2x Total Portfolio Coverage 2.0x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

7 THEATRES *BoxOfficeMojo Box Office Recovery* $1.7B Q1 BOX OFFICE Streaming Services Commit to Theatrical Release Content

8 PORTFOLIO UPDATE Ski Current season skier visits up 11% and revenue up 8% over same period 2021-2022 Eat & Play Q1 portfolio revenue up 11% & EBITDARM up 4% Attractions & Cultural Many properties are seasonal, Museums experienced growth Experiential Lodging Margaritaville Nashville & St. Pete resorts Occupancy & RevPAR growth Fitness & Wellness In Q2, commencing construction on The Springs Resort and Murietta

9 INVESTMENT SPENDING Q1 Investment spending was $66.5M • Acquired newly constructed Vital Climbing Gym in Brooklyn for $46.7M – second investment in the climbing gym space with well-positioned real estate 2023 Investment Spending Guidance $200M-$300M

FINANCIAL REVIEW

1 1 (In millions except per-share data) *See Supplemental Operating and Financial Data for the First Quarter Ended March 31, 2023 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended March 31, 2023 2022 $ Change % Change Total Revenue $171.4 $157.5 $13.9 9% Net Income – Common 51.6 36.2 15.4 43% FFO as adj. – Common* 96.0 83.2 12.8 15% AFFO – Common* 98.7 87.8 10.9 12% Net Income/share – Common 0.69 0.48 0.21 44% FFO/share - Common, as adj.* 1.26 1.10 0.16 15% AFFO/share - Common* 1.30 1.16 0.14 12%

1 2 FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended March 31, 2023 Fixed charge coverage 3.4x Debt service coverage 4.0x Interest coverage 4.0x Net Debt to Adjusted EBITDAre 5.0x Net Debt to Gross Assets 39% AFFO payout 63% *See Supplemental Operating and Financial Data for the First Quarter Ended March 31, 2023 for definitions and calculations of these non-GAAP measures

1 3 Debt • $2.8B total debt; all fixed rate or fixed through interest rate swaps at weighted avg. = 4.3% • Weighted avg. debt maturity of 5.0 years; no scheduled debt maturities in 2023 and only $136.6M due in 2024 Liquidity Position at 3/31/2023 • $96.4M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 4 CONFIRMING 2023 GUIDANCE FFO AS ADJUSTED Not providing due to uncertainties related to Regal Bankruptcy INVESTMENT SPENDING $200M - $300M PERCENTAGE RENT $8.5M - $12.5M GENERAL & ADMINISTRATIVE EXPENSE $54M - $57M

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com